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                                                                  EXHIBIT 10.28

                AMENDMENT NO. 1 TO EMPLOYMENT LETTER AGREEMENT

   AMENDMENT NO. 1 TO EMPLOYMENT LETTER AGREEMENT (this "Amendment"), dated as of November 20, 2002, by and between Plains Exploration & Production Company, a Delaware corporation (fka Plains Exploration & Production Company, L.P., a California limited partnership) ("Company"), and Stephen A. Thorington ("Employee"). Undefined capitalized terms are defined in the Agreement (as defined below).

   WHEREAS, Company and Employee entered into an employment letter agreement, dated as of August 20, 2002 (the "Agreement");

   WHEREAS, on September 18, 2002, Plains Exploration & Production Company, L.P., a California limited partnership, converted into Company;

   WHEREAS, Company and Employee desire to enter into this Amendment to change the effective date of the grant of the SARs and the exercise price of the SARs;

   NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

      1. The second sentence of the third paragraph of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "The grant date of the SARs shall be the date (the "Spin-off Date") on which all of the shares of Company common stock held by Plains Resources Inc. are distributed to Plains Resources Inc.'s stockholders, and the SARs shall have a per share exercise price equal to the closing price (on a "when issued" basis) of a share of Company common stock on the Spin-off Date as reported on the New York Stock Exchange."

      2. Effect on the Agreement. Except as specifically amended or waived by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect. The term "Agreement" used in the Agreement shall mean the Agreement as amended hereby.

      3. Counterparts. This Amendment may be executed in counterparts each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

      4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflicts of law.



                           [Signature Page Follows]

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   IN WITNESS WHEREOF, each of the parties have caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first written above.


                                              PLAINS EXPLORATION & PRODUCTION
                                              COMPANY

                                              By:     /S/  JAMES C. FLORES
                                                  -----------------------------
                                                         James C. Flores
                                                  Chairman and Chief Executive
                                                             Officer
                                              EMPLOYEE

                                                    /S/  STEPHEN A. THORINGTON
                                                   -----------------------------
                                                       Stephen A. Thorington

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